NATIONWIDE VARIABLE INSURANCE TRUST
BlackRock NVIT Managed Global Allocation Fund

Supplement dated October 9, 2018
to the Statement of Additional Information ("SAI") dated April 30, 2018

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective immediately, the second paragraph under the heading "Limitation of Fund Expenses" in the section entitled "Investment Advisory and Other Services" on page 66 of the SAI is deleted in its entirety and replaced with the following:
Until at least April 30, 2019, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses (excluding fees paid to JPMorgan Chase Bank, N.A. ("JPMorgan") (as the Trust's sub-administrator) related to the SEC's Financial Reporting Modernization and Liquidity Risk Management Program Rules, as provided for in Amendment No. 10 to the Sub-Administration Agreement between JPMorgan and Nationwide Fund Management LLC dated July 1, 2018) in order to limit total annual fund operating expenses to 1.19% for Class II shares of the Fund. NFA may request and receive reimbursement from the Fund for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits that were in the Expense Limitation Agreement at the time NFA waived the fees or reimbursed the expenses. No reimbursement will be made to the Fund unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is made no more than three years from the date in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

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